                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-2

                                                      Distribution Date: 8/15/00

Section 5.2 - Supplement                                           Class A          Class B       Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                     0.00            0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                              3,115,000.00      181,245.17      270,143.17         3,566,388.33
        Deficiency Amounts                                                0.00            0.00                                 0.00
        Additional Interest                                               0.00            0.00                                 0.00
        Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)   Collections of Principal Receivables                     84,618,940.80    4,807,766.15    6,731,180.32        96,157,887.27

(iv)    Collections of Finance Charge Receivables                 9,444,397.13      536,599.16      751,273.17        10,732,269.47

(v)     Aggregate Amount of Principal Receivables                                                                 20,648,518,058.19

                             Investor Interest                  600,000,000.00   34,090,000.00   47,728,181.82       681,818,181.82
                             Adjusted Interest                  600,000,000.00   34,090,000.00   47,728,181.82       681,818,181.82

                                                            Series
        Floating Investor Percentage                        3.30%        88.00%          5.00%           7.00%              100.00%
        Fixed Investor Percentage                           3.30%        88.00%          5.00%           7.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                     96.22%
                 30 to 59 days                                                                                                1.22%
                 60 to 89 days                                                                                                0.86%
                 90 or more days                                                                                              1.70%
                                                                                                                  ------------------
                             Total Receivables                                                                              100.00%

(vii)   Investor Default Amount                                   2,696,918.70      153,229.93      214,531.71         3,064,680.34

(viii)  Investor Charge-Offs                                              0.00            0.00            0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)     Servicing Fee                                               500,000.00       28,408.33       39,773.48           568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       13.52%

(xii)   Reallocated Monthly Principal                                                     0.00            0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)            600,000,000.00   34,090,000.00   47,728,181.82       681,818,181.82

(xiv)   LIBOR                                                                                                              6.62625%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                           8,958,174.50      508,190.83      711,499.69        10,177,865.02

(xxii)  Certificate Rate                                              6.23000%        6.38000%        7.02625%

------------------------------------------------------------------------------------------------------------------------------------



        By:
                 ---------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                      Distribution Date: 8/15/00

Section 5.2 - Supplement                                           Class A          Class B       Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                       0.00           0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                                2,336,250.00     136,149.60      206,208.97         2,678,608.57
        Deficiency Amounts                                                  0.00           0.00                                 0.00
        Additional Interest                                                 0.00           0.00                                 0.00
        Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)   Collections of Principal Receivables                       63,464,205.60   3,605,895.13    5,048,314.72        72,118,415.45

(iv)    Collections of Finance Charge Receivables                   7,083,297.85     402,457.24      563,447.01         8,049,202.10

(v)     Aggregate Amount of Principal Receivables                                                                  20,648,518,058.19

                             Investor Interest                    450,000,000.00  25,568,000.00   35,795,636.36       511,363,636.36
                             Adjusted Interest                    450,000,000.00  25,568,000.00   35,795,636.36       511,363,636.36

                                                              Series

        Floating Investor Percentage                         2.48%        88.00%          5.00%           7.00%              100.00%
        Fixed Investor Percentage                            2.48%        88.00%          5.00%           7.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     96.22%
                  30 to 59 days                                                                                                1.22%
                  60 to 89 days                                                                                                0.86%
                  90 or more days                                                                                              1.70%
                                                                                                                   -----------------
                             Total Receivables                                                                               100.00%

(vii)   Investor Default Amount                                     2,022,689.02     114,924.70      160,896.53         2,298,510.25

(viii)  Investor Charge-Offs                                                0.00           0.00            0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                          0.00           0.00            0.00

(x)     Servicing Fee                                                 375,000.00      21,306.67       29,829.70           426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        13.49%

(xii)   Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)              450,000,000.00  25,568,000.00   35,795,636.36       511,363,636.36

(xiv)   LIBOR                                                                                                               6.62625%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                             6,708,297.85     381,150.58      533,617.31         7,623,065.74

(xxii)  Certificate Rate                                                6.23000%       6.39000%        7.15125%

------------------------------------------------------------------------------------------------------------------------------------



        By:
                  -----------------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-1

                                                      Distribution Date: 8/15/00

Section 5.2 - Supplement                                           Class A          Class B       Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                    0.00              0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                             3,237,500.00        189,248.43      315,165.14         3,741,913.57
        Deficiency Amounts                                               0.00              0.00                                 0.00
        Additional Interest                                              0.00              0.00                                 0.00
        Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)   Collections of Principal Receivables                    98,722,097.60      5,609,107.52    7,852,996.69       112,184,201.81

(iv)    Collections of Finance Charge Receivables               11,018,463.32        626,037.60      876,480.12        12,520,981.05

(v)     Aggregate Amount of Principal Receivables                                                                  20,648,518,058.19

                             Investor Interest                 700,000,000.00     39,772,000.00   55,682,545.45       795,454,545.45
                             Adjusted Interest                 700,000,000.00     39,772,000.00   55,682,545.45       795,454,545.45

                                                             Series

        Floating Investor Percentage                         3.85%      88.00%            5.00%           7.00%              100.00%
        Fixed Investor Percentage                            3.85%      88.00%            5.00%           7.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     96.22%
                  30 to 59 days                                                                                                1.22%
                  60 to 89 days                                                                                                0.86%
                  90 or more days                                                                                              1.70%
                                                                                                                   -----------------
                             Total Receivables                                                                               100.00%

(vii)   Investor Default Amount                                  3,146,405.14        178,769.75      250,285.50         3,575,460.39

(viii)  Investor Charge-Offs                                             0.00              0.00            0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00              0.00            0.00

(x)     Servicing Fee                                              583,333.33         33,143.33       46,402.12           662,878.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        13.49%

(xii)   Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           700,000,000.00     39,772,000.00   55,682,545.45       795,454,545.45

(xiv)   LIBOR                                                                                                               6.62625%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                         10,435,129.99        592,894.27      830,078.00        11,858,102.26

(xxii)  Certificate Rate                                             5.55000%          5.71000%        7.02625%

------------------------------------------------------------------------------------------------------------------------------------



        By:
                  ---------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                      Distribution Date: 8/15/00

Section 5.2 - Supplement                                           Class A          Class B       Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                      0.00            0.00            0.00                0.00

(ii)    Monthly Interest Distributed                               2,740,833.33      160,416.67      259,961.59        3,161,211.59
        Deficiency Amounts                                                 0.00            0.00                                0.00
        Additional Interest                                                0.00            0.00                                0.00
        Accrued and Unpaid Interest                                                                        0.00                0.00

(iii)   Collections of Principal Receivables                      77,567,362.40    4,407,236.50    6,170,131.10       88,144,730.00

(iv)    Collections of Finance Charge Receivables                  8,657,364.04      491,895.68      688,653.96        9,837,913.68

(v)     Aggregate Amount of Principal Receivables                                                                 20,648,518,058.19

                             Investor Interest                   550,000,000.00   31,250,000.00   43,750,000.00      625,000,000.00
                             Adjusted Interest                   550,000,000.00   31,250,000.00   43,750,000.00      625,000,000.00

                                                              Series

        Floating Investor Percentage                          3.03%      88.00%           5.00%           7.00%             100.00%
        Fixed Investor Percentage                             3.03%      88.00%           5.00%           7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                    96.22%
                  30 to 59 days                                                                                               1.22%
                  60 to 89 days                                                                                               0.86%
                  90 or more days                                                                                             1.70%
                                                                                                                  ------------------
                             Total Receivables                                                                              100.00%

(vii)   Investor Default Amount                                    2,472,175.47      140,464.52      196,650.32        2,809,290.31

(viii)  Investor Charge-Offs                                               0.00            0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)     Servicing Fee                                                458,333.33       26,041.67       36,458.33          520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       13.49%

(xii)   Reallocated Monthly Principal                                                      0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)             550,000,000.00   31,250,000.00   43,750,000.00      625,000,000.00

(xiv)   LIBOR                                                                                                              6.62625%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                            8,199,030.70      465,854.02      652,195.62        9,317,080.35

(xxii)  Certificate Rate                                               5.98000%        6.16000%        7.37625%

------------------------------------------------------------------------------------------------------------------------------------



        By:
                  ---------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                      Distribution Date: 8/15/00

Section 5.2 - Supplement                                           Class A          Class B       Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                      0.00            0.00            0.00                0.00

(ii)    Monthly Interest Distributed                               2,434,132.89      141,813.47      194,733.16        2,770,679.52
        Deficiency Amounts                                                 0.00            0.00                                0.00
        Additional Interest                                                0.00            0.00                                0.00
        Accrued and Unpaid Interest                                                                        0.00                0.00

(iii)   Collections of Principal Receivables                      58,102,608.48    3,301,266.94    4,621,948.72       66,025,824.14

(iv)    Collections of Finance Charge Receivables                  6,484,885.11      368,457.41      515,859.91        7,369,202.43

(v)     Aggregate Amount of Principal Receivables                                                                 20,648,518,058.19

                             Investor Interest                   411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86
                             Adjusted Interest                   411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86

                                                              Series

        Floating Investor Percentage                          2.27%      88.00%           5.00%           7.00%             100.00%
        Fixed Investor Percentage                             2.27%      88.00%           5.00%           7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                    96.22%
                  30 to 59 days                                                                                               1.22%
                  60 to 89 days                                                                                               0.86%
                  90 or more days                                                                                             1.70%
                                                                                                                  ------------------
                             Total Receivables                                                                              100.00%

(vii)   Investor Default Amount                                    1,851,807.76      105,215.79      147,307.68        2,104,331.23

(viii)  Investor Charge-Offs                                               0.00            0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)     Servicing Fee                                                343,319.17       19,506.67       27,310.37          390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       13.49%

(xii)   Reallocated Monthly Principal                                                      0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)             411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86

(xiv)   LIBOR                                                                                                              6.62625%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                            6,141,565.94      348,950.75      488,549.54        6,979,066.23

(xxii)  Certificate Rate                                               7.09000%        7.27000%        7.37625%

------------------------------------------------------------------------------------------------------------------------------------



        By:
                  -------------------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President